UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 4, 2017

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE

On December 4, 2017, BGC Partners, Inc. (“BGC” or the “Company”) issued a press release announcing that Newmark Group, Inc., a wholly owned subsidiary of the Company that will hold the Company’s Real Estate Services business (“Newmark”), has launched a roadshow for the initial public offering of its Class A common stock. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Discussion of Forward-Looking Statements

Statements in this document and the attached press release contain forward-looking statements that are subject to substantial risks and uncertainties. Any statements contained therein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements. Actual results and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to: the possibility that Newmark’s initial public offering (the “Newmark IPO”) may disrupt or have an adverse effect on BGC’s or Newmark’s businesses; the expected timetable for completing the separation of Newmark from BGC (the “Separation”) and the Newmark IPO; the possibility that the Separation and the Newmark IPO will not be consummated within the anticipated timetable or at all, including as the result of regulatory, market and other conditions; the potential that BGC and Newmark will not realize all or any of the expected benefits of the Separation and the Newmark IPO; and the possibility that changes in interest rates, commercial real estate values, the regulatory environment, the effects of weather events or natural disasters, pricing or other competitive pressures, and other market conditions or factors could cause the results of BGC or Newmark to differ from the forward-looking statements contained or incorporated by reference herein. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s and BGC’s filings with the U.S. Securities and Exchange Commission. Except as required by law, Newmark and BGC undertake no obligation to update any forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description
99.1	BGC Partners, Inc. press release dated December 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.
Date: December 5, 2017
	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K re: press release announcing the roadshow for the initial public offering of

Newmark Group, Inc.]